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                                                                     Exhibit 4.5


                                  A/B EXCHANGE

                          REGISTRATION RIGHTS AGREEMENT

                            DATED AS OF JUNE 8, 2001

                                  BY AND AMONG

                              WCI COMMUNITIES, INC.

           EACH OF THE GUARANTORS LISTED ON THE SIGNATURE PAGE HEREIN

                                       AND

                                 UBS WARBURG LLC
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         This Registration Rights Agreement (this "AGREEMENT") is made and entered into as of June 8, 2001 by and among WCI Communities, Inc., a Delaware corporation (the "COMPANY"), each of the subsidiary guarantors listed on signature page herein (the "GUARANTORS"), and UBS Warburg LLC (the "INITIAL PURCHASER"), who has agreed to purchase the Company's 10 5/8% Series A Senior Subordinated Notes due 2011 (the "SERIES A NOTES") pursuant to the Purchase Agreement (as defined below).

         This Agreement is made pursuant to the Purchase Agreement, dated June 4, 2001 (the "PURCHASE AGREEMENT"), by and among the Company, the Guarantors and the Initial Purchaser. In order to induce the Initial Purchaser to purchase the Series A Notes, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchaser set forth in Section 8 of the Purchase Agreement. Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Indenture, dated February 20, 2001, between the Company, the Guarantors and The Bank of New York, as Trustee, relating to the Series A Notes and the Series B Notes (the "INDENTURE").

         The parties hereby agree as follows:

1        DEFINITIONS

         As used in this Agreement, the following capitalized terms shall have the following meanings:

         ACT:  The Securities Act of 1933, as amended.

         AFFILIATE: As defined in Rule 144 of the Act.

         BROKER-DEALER: Any broker or dealer registered under the Exchange Act.

         CERTIFICATED SECURITIES: Definitive Notes, as defined in the Indenture.

         CLOSING DATE:  The date hereof.

         COMMISSION:  The Securities and Exchange Commission.

         CONSUMMATE: An Exchange Offer shall be deemed "Consummated" for purposes of this Agreement upon the occurrence of (a) the filing and effectiveness under the Act of the Exchange Offer Registration Statement relating to the Series B Notes to be issued in the Exchange Offer, (b) the maintenance of such Exchange Offer Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than the period required pursuant to Section 3(b) hereof and (c) the delivery by the Company to the Registrar under the Indenture of Series B Notes in the same aggregate principal amount as the aggregate principal amount of Series A Notes tendered (and not withdrawn) by Holders thereof pursuant to the Exchange Offer.

         CONSUMMATION DEADLINE:  As defined in Section 3(b) hereof.
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         EFFECTIVENESS DEADLINE:  As defined in Sections 3(a) and 4(a) hereof.

         EXCHANGE ACT:  The Securities Exchange Act of 1934, as amended.

         EXCHANGE OFFER: The exchange and issuance by the Company of a principal amount of Series B Notes (which shall be registered pursuant to the Exchange Offer Registration Statement) equal to the outstanding principal amount of Series A Notes that are tendered (and not withdrawn) by such Holders in connection with such exchange and issuance.

         EXCHANGE OFFER REGISTRATION STATEMENT: The Registration Statement relating to the Exchange Offer, including the related Prospectus.

         EXEMPT RESALES: The transactions in which the Initial Purchaser proposes to sell the Series A Notes to certain "qualified institutional buyers," as such term is defined in Rule 144A under the Act and pursuant to Regulation S under the Act.

         FILING DEADLINE:  As defined in Sections 3(a) and 4(a) hereof.

         HOLDERS:  As defined in Section 2 hereof.

         PROSPECTUS: The prospectus included in a Registration Statement at the time such Registration Statement is declared effective, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

         RECOMMENCEMENT DATE: As defined in Section 6(d) hereof.

         REGISTRATION DEFAULT:  As defined in Section 5 hereof.

         REGISTRATION STATEMENT: Any registration statement of the Company and the Guarantors relating to (a) an offering of Series B Notes pursuant to an Exchange Offer or (b) the registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, in each case, (i) that is filed pursuant to the provisions of this Agreement and (ii) including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

         REGULATION S: Regulation S promulgated under the Act.

         RULE 144: Rule 144 promulgated under the Act.

         SERIES B NOTES: The Company's 10 5/8% Series B Senior Notes due 2011 to be issued pursuant to the Indenture: (i) in the Exchange Offer or (ii) as contemplated by Section 4 hereof.

         SHELF REGISTRATION STATEMENT:  As defined in Section 4 hereof.

         SUSPENSION NOTICE:  As defined in Section 6(d) hereof.


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         TIA: The Trust Indenture Act of 1939 (15 U.S.C. Section 77aaa-77bbbb)
as in effect on the date of the Indenture.

         TRANSFER RESTRICTED SECURITIES: Each (A) Series A Note, until the earliest to occur of (i) the date on which such Series A Note is exchanged in the Exchange Offer for a Series B Note which is entitled to be resold to the public by the Holder thereof without complying with the prospectus delivery requirements of the Act, (ii) the date on which such Series A Note has been disposed of in accordance with a Shelf Registration Statement (and the purchasers thereof have been issued Series B Notes), or (iii) the date on which such Series A Note is distributed to the public pursuant to Rule 144 under the Act and each (B) Series B Note held by a Broker-Dealer until the date on which such Series B Note is disposed of by a Broker-Dealer pursuant to the "Plan of Distribution" contemplated by the Exchange Offer Registration Statement (including the delivery of the Prospectus contained therein).

2        HOLDERS

         A Person is deemed to be a holder of Transfer Restricted Securities (each, a "HOLDER") whenever such Person owns Transfer Restricted Securities.

3        REGISTERED EXCHANGE OFFER

         (a) Unless the Exchange Offer shall not be permitted by applicable federal law or applicable interpretation of the Staff and the Commission (after the procedures set forth in Section 6(a)(i) below have been complied with), the Company and the Guarantors shall (i) cause the Exchange Offer Registration Statement to be filed with the Commission on or prior to 75 days after the Closing Date (such 75th day being the "FILING DEADLINE"), (ii) use their reasonable best efforts to cause such Exchange Offer Registration Statement to become effective on or prior to 150 days after the Closing Date (such 150th day being the "EFFECTIVENESS DEADLINE"), (iii) in connection with the foregoing, (A) file all pre-effective amendments to such Exchange Offer Registration Statement as may be necessary in order to cause it to become effective, (B) file, if applicable or necessary, a post-effective amendment to such Exchange Offer Registration Statement pursuant to Rule 430A under the Act and (C) cause all necessary filings, if any, in connection with the registration and qualification of the Series B Notes to be made under the Blue Sky laws of such jurisdictions as are necessary to permit Consummation of the Exchange Offer, and (iv) upon the effectiveness of such Exchange Offer Registration Statement, commence and Consummate the Exchange Offer. The Exchange Offer shall be on the appropriate form permitting (i) registration of the Series B Notes to be offered in exchange for the Series A Notes that are Transfer Restricted Securities and (ii) resales of Series B Notes by Broker-Dealers that tendered into the Exchange Offer Series A Notes that such Broker-Dealer acquired for its own account as a result of market making activities or other trading activities (other than Series A Notes acquired directly from the Company or any of its Affiliates) as contemplated by
Section 3(c) below.

         (b) The Company and the Guarantors shall use their respective reasonable best efforts to cause the Exchange Offer Registration Statement to be effective continuously, and shall keep the Exchange Offer open for a period of not less than the minimum period required under applicable federal and state securities laws to Consummate the Exchange Offer; provided, however, that in no


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event shall such period be less than 20 Business Days. The Company and the
Guarantors shall cause the Exchange Offer to comply with all applicable federal and state securities laws. No securities other than the Series B Notes shall be included in the Exchange Offer Registration Statement. Unless the Exchange Offer would not be permitted by applicable law or Commission policy, the Company and the Guarantors shall use their respective reasonable best efforts to cause the Exchange Offer to be Consummated on or prior to 40 business days after the Exchange Offer Registration Statement has become effective (such 40th day being the "CONSUMMATION DEADLINE").

         (c) The Company shall include a "Plan of Distribution" section in the Prospectus contained in the Exchange Offer Registration Statement and indicate therein that any Broker-Dealer who holds Transfer Restricted Securities that were acquired for the account of such Broker-Dealer as a result of market-making activities or other trading activities (other than Series A Notes acquired directly from the Company or any Affiliate of the Company), may exchange such Transfer Restricted Securities pursuant to the Exchange Offer. Such "Plan of Distribution" section shall also contain all other information with respect to such sales by such Broker-Dealers that the Commission may require in order to permit such sales pursuant thereto, but such "Plan of Distribution" shall not name any such Broker-Dealer or disclose the amount of Transfer Restricted Securities held by any such Broker-Dealer, except to the extent required by the Commission as a result of a change in policy, rules or regulations after the date of this Agreement or as otherwise required by the Commission. See the Shearman & Sterling no-action letter (available July 2, 1993).

Because such Broker-Dealer may be deemed to be an "underwriter" within the meaning of the Act and must, therefore, deliver a prospectus meeting the requirements of the Act in connection with its initial sale of any Series B Notes received by such Broker-Dealer in the Exchange Offer, the Company and Guarantors shall permit the use of the Prospectus contained in the Exchange Offer Registration Statement by such Broker-Dealer to satisfy such prospectus delivery requirement. To the extent necessary to ensure that the prospectus contained in the Exchange Offer Registration Statement is available for sales of Series B Notes by Broker-Dealers, the Company and the Guarantors agree to use their respective reasonable best efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented, amended and current as required by and subject to the provisions of Sections 6(a) and (c) hereof and in conformity with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of 180 days from the Consummation Deadline or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement have been sold pursuant thereto. Notwithstanding the foregoing, the Company shall not be obligated to keep the Exchange Offer Registration Statement continuously effective to the extent set forth above if the Company determines in its reasonable judgment that the continued effectiveness and usability of the Exchange Offer Registration Statement would interfere with any existing or prospective financing, acquisition, corporate reorganization or other material business situation, transaction or negotiation involving the Company or any of its subsidiaries (a "BUSINESS REASON"); provided, however, that the failure to keep the Exchange Offer Registration Statement effective and usable for a Business Reason shall last no longer than 15 consecutive days and shall in no event occur during the first 14 days after the Exchange Offer Registration Statement becomes effective. The Company and the Guarantors shall provide sufficient copies of the latest version of such Prospectus to such Broker-Dealers, promptly upon written request, and in no event later than one day after such request, at any time during such period.


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         (d) The Company shall use its reasonable best efforts to include in the
Registration Statement (No. 333-58500) currently on file with the Commission
(the "EXISTING EXCHANGE OFFER REGISTRATION STATEMENT") an offer to exchange the Series A Notes for Series B Notes. If the Company includes the Series A Notes in the Existing Exchange Offer Registration Statement, then it will have satisfied its requirement under Section 3(a) to have filed the Exchange Offer Registration Statement.

4        SHELF REGISTRATION

         (a) Shelf Registration. If (i) the Exchange Offer is not permitted by applicable law or applicable interpretation of the Staff of the Commission (after the Company and the Guarantors have complied with the procedures set forth in Section 6(a)(i) below) or (ii) if any Holder of Transfer Restricted Securities shall notify the Company prior to the 30th Business Day following the Consummation Deadline that (A) such Holder was prohibited by law or Commission policy from participating in the Exchange Offer or (B) such Holder may not resell the Series B Notes acquired by it in the Exchange Offer to the public without delivering a prospectus and the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder, then the Company and the Guarantors shall:

     (x) cause to be filed, on or prior to 75 days after the earlier of (i) the date on which the Company determines that the Exchange Offer Registration Statement cannot be filed as a result of clause (a)(i) above and (ii) the date on which the Company receives the notice specified in clause (a)(ii) above (such earlier date, the "FILING DEADLINE"), a shelf registration statement pursuant to Rule 415 under the Act (which may be an amendment to the Exchange Offer Registration Statement (the "SHELF REGISTRATION STATEMENT")), relating to all Transfer Restricted Securities, and

     (y) shall use their respective reasonable best efforts to cause such Shelf Registration Statement to become effective on or prior to 150 days after the obligation to file the Shelf Registration Statement arose (such 150th day the "EFFECTIVENESS DEADLINE").

         If, after the Company has filed an Exchange Offer Registration Statement that satisfies the requirements of Section 3(a) above, the Company is required to file and make effective a Shelf Registration Statement solely because the Exchange Offer is not permitted under applicable federal law (i.e., clause (a)(i) above), then the filing of the Exchange Offer Registration Statement shall be deemed to satisfy the requirements of clause (x) above; provided that, in such event, the Company shall remain obligated to meet the Effectiveness Deadline set forth in clause (y).

To the extent necessary to ensure that the Shelf Registration Statement is available for sales of Transfer Restricted Securities by the Holders thereof entitled to the benefit of this Section 4(a) and the other securities required to be registered therein pursuant to Section 6(b)(ii) hereof, the Company and the Guarantors shall use their respective reasonable best efforts to keep any Shelf Registration Statement required by this Section 4(a) continuously effective, supplemented, amended and current as required by and subject to the provisions of Sections 6(b) and (c) hereof and in conformity with the requirements of this Agreement, the Act and the policies, rules and


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regulations of the Commission as announced from time to time, for a period of at least two years (as extended pursuant to Section 6(c)(i)) following the Closing Date, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Shelf Registration Statement have been sold pursuant thereto or any change in law that would permit the earlier free transferability of the Transfer Restricted Securities; provided that the Company may issue any notice suspending the use of the Shelf Registration required under applicable securities laws to be issued; and provided, further, the Company shall not be obligated to keep the Shelf Registration Statement continuously effective if the Company determines, in its reasonable judgment, that there is a Business Reason, provided that the failure to keep the Shelf Registration Statement effective and usable for offers and sales of Notes due to a Business Reason pursuant to this proviso shall last no longer than 60 days in any 12-month period.

         (b) Provision by Holders of Certain Information in Connection with the Shelf Registration Statement. No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 20 days after receipt of a request therefor, the information specified in Item 507 or 508 of Regulation S-K, as applicable, of the Act for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. No Holder of Transfer Restricted Securities shall be entitled to liquidated damages pursuant to
Section 5 hereof unless and until such Holder shall have provided all such information. Each selling Holder agrees to promptly furnish additional information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

5        LIQUIDATED DAMAGES

         If (i) any Registration Statement required by this Agreement is not filed with the Commission on or prior to the applicable Filing Deadline, (ii) any such Registration Statement has not been declared effective by the Commission on or prior to the applicable Effectiveness Deadline, (iii) the Exchange Offer has not been Consummated on or prior to the Consummation Deadline or (iv) any Registration Statement required by this Agreement is filed and declared effective but shall thereafter cease to be effective or fail to be usable for its intended purpose without being succeeded within five Business Days by a post-effective amendment to such Registration Statement that cures such failure and that is itself declared effective within two Business Days (each such event referred to in clauses (i) through (iv), a "REGISTRATION DEFAULT"), then the Company and the Guarantors hereby jointly and severally agree to pay to each Holder of Transfer Restricted Securities affected thereby liquidated damages in an amount equal to $.05 per week per $1,000 in principal amount of Transfer Restricted Securities held by such Holder for each week or portion thereof that the Registration Default continues for the first 90-day period immediately following the occurrence of such Registration Default. The amount of the liquidated damages shall increase by an additional $.05 per week per $1,000 in principal amount of Transfer Restricted Securities with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of liquidated damages of $.25 per week per $1,000 in principal amount of Transfer Restricted Securities; provided that no Holder who is not entitled to the benefits of a Shelf Registration Statement shall be entitled to receive liquidated damages by reason of a Registration Default that


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pertains to a Shelf Registration Statement and no Holder of Notes constituting an unsold allotment from the original sale of the Notes by the Company to the Initial Purchaser shall be entitled to liquidated damages by reason of a Registration Default that pertains to an Exchange Offer. Notwithstanding anything to the contrary set forth herein, (1) upon filing of the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement), in the case of (i) above, (2) upon the effectiveness of the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement), in the case of (ii) above, (3) upon Consummation of the Exchange Offer, in the case of (iii) above, or (4) upon the filing of a post-effective amendment to the Registration Statement or an additional Registration Statement that causes the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement) to again be declared effective or made usable in the case of (iv) above, the liquidated damages payable with respect to the Transfer Restricted Securities as a result of such clause (i), (ii), (iii) or
(iv), as applicable, shall cease.

         All accrued liquidated damages shall be paid to the Holders entitled thereto, in the manner provided for the payment of interest in the Indenture, on each Interest Payment Date, as more fully set forth in the Indenture and the Notes. Notwithstanding the fact that any securities for which liquidated damages are due cease to be Transfer Restricted Securities, all obligations of the Company and the Guarantors to pay liquidated damages with respect to securities shall survive until such time as such obligations with respect to such securities shall have been satisfied in full.

6        REGISTRATION PROCEDURES

         (a) Exchange Offer Registration Statement. In connection with the Exchange Offer, the Company and the Guarantors shall (x) comply with all applicable provisions of Section 6(c) below, (y) use their respective reasonable best efforts to effect such exchange and to permit the resale of Series B Notes by Broker-Dealers that tendered in the Exchange Offer Series A Notes that such Broker-Dealer acquired for its own account as a result of its market making activities or other trading activities (other than Series A Notes acquired directly from the Company or any of its Affiliates) being sold in accordance with the intended method or methods of distribution thereof, and (z) comply with all of the following provisions:

                  (i) As a condition to its participation in the Exchange Offer, each Holder of Transfer Restricted Securities (including, without limitation, any Holder who is a Broker-Dealer) shall furnish, upon the request of the Company, prior to the Consummation of the Exchange Offer, a written representation to the Company and the Guarantors (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an Affiliate of the Company, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Series B Notes to be issued in the Exchange Offer and (C) it is acquiring the Series B Notes in its ordinary course of business. As a condition to its participation in the Exchange Offer each Holder using the Exchange Offer to participate in a distribution of the Series B Notes shall acknowledge and agree that, if the resales are of Series B Notes obtained by such Holder in exchange for Series A Notes acquired directly from the Company or an Affiliate thereof, it (1) could not,




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         under Commission policy as in effect on the date of this Agreement, rely on the position of the Commission enunciated in Morgan Stanley and Co., Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters (including, if applicable, any no-action letter obtained pursuant to clause (i) above), and (2) must comply with the registration and prospectus delivery requirements of the Act in connection with a secondary resale transaction and that such a secondary resale transaction must be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K.

                  (ii) Prior to effectiveness of the Exchange Offer Registration Statement, the Company and the Guarantors shall provide a supplemental letter to the Commission (A) stating that the Company and the Guarantors are registering the Exchange Offer in reliance on the position of the Commission enunciated in Exxon Capital Holdings Corporation (available May 13, 1988), Morgan Stanley and Co., Inc. (available June 5, 1991) as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993 and (B) including a representation that neither the Company nor any Guarantor has entered into any arrangement or understanding with any Person to distribute the Series B Notes to be received in the Exchange Offer and that, to the best of the Company's and each Guarantor's information and belief, each Holder participating in the Exchange Offer is acquiring the Series B Notes in its ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the Series B Notes received in the Exchange Offer.

         (b) Shelf Registration Statement.

                  (i) In connection with the Shelf Registration Statement, the Company and the Guarantors shall comply with all the provisions of
         Section 6(c) below and use their respective reasonable best efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof (as indicated in the information furnished to the Company pursuant to Section 4(b) hereof), and pursuant thereto the Company and the Guarantors will prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof within the time periods and otherwise in accordance with the provisions hereof, and

                  (ii) issue, upon the request of any Holder or purchaser of Series A Notes covered by any Shelf Registration Statement contemplated by this Agreement, Series B Notes having an aggregate principal amount equal to the aggregate principal amount of Series A Notes sold pursuant to the Shelf Registration Statement and surrendered to the Company for cancellation; the Company shall register Series B Notes on the Shelf Registration Statement for this purpose and


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         issue the Series B Notes to the purchaser(s) of securities subject to the Shelf Registration Statement in the names as such purchaser(s) shall designate.

         (c) General Provisions. In connection with any Registration Statement and any related Prospectus required by this Agreement, the Company and the Guarantors shall:

                  (i) use their respective reasonable best efforts to keep such Registration Statement continuously effective and provide all requisite financial statements for the period specified in Section 3 or 4 of this Agreement, as applicable. Upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain an untrue statement of material fact or omit to state any material fact necessary to make the statements therein not misleading or (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Company and the Guarantors shall file promptly an appropriate amendment to such Registration Statement curing such defect, and, if Commission review is required, use their respective reasonable best efforts to cause such amendment to be declared effective as soon as practicable.

                  (ii) prepare and file with the Commission such amendments and post-effective amendments to the applicable Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period set forth in Section 3 or 4 hereof, as the case may be; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Act, and to comply fully with Rules 424, 430A and 462, as applicable, under the Act in a timely manner; and comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

                  (iii) advise each Holder promptly and, if requested by such Holder, confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any applicable Registration Statement or any post-effective amendment thereto, when the same has become effective,
         (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto or any document incorporated by reference therein untrue , or that requires the making of any additions to or changes in the


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         Registration Statement in order to make the statements therein not misleading, or that requires the making of any additions to or changes in the Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Company and the Guarantors shall use their respective reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest practicable time;

                  (iv) subject to Section 6(c)(i), if any fact or event contemplated by Section 6(c)(iii)(D) above shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (v) furnish to the Initial Purchaser in connection with such exchange or sale, if any, before filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (including all documents incorporated by reference after the initial filing of such Registration Statement);

                  (vi) In the case of a Shelf Registration Statement, make available, at reasonable times, for inspection by each Holder and any attorney or accountant retained by such Holders, all financial and other records, pertinent corporate documents of the Company and the Guarantors and cause the Company's and the Guarantors' officers, directors and employees to supply all information reasonably requested by any such Holder, attorney or accountant in connection with such Registration Statement or any post-effective amendment thereto subsequent to the filing thereof and prior to its effectiveness provided, however, that such persons shall first agree in writing with the Company that any information that is reasonably and in good faith designated by the Company in writing as confidential at the time of delivery of such information shall be kept confidential by such Persons, unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities, (ii) disclosure of such information is required by law (including any disclosure requirements pursuant to federal securities laws in connection with the filing of such Registration Statement or the use of any Prospectus), (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard such information by such person or
         (iv) such information becomes available to such person from a source other than the Company and its subsidiaries and such source is not known, after due inquiry, by the relevant Holder to be bound by a confidentiality


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         agreement; provided, further, that the foregoing investigation shall be coordinated on behalf of the Holders by one representative designated by and on behalf of such Holders and any such confidential information shall be available from such representative to such Holders so long as any Holder agrees to be bound by such confidentiality agreement;

                  (vii) if requested by any Holders in connection with such exchange or sale, promptly include in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such Holders may reasonably request to have included therein relating to the "Plan of Distribution" of the Transfer Restricted Securities; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be included in such Prospectus supplement or post-effective amendment;

                  (viii) furnish to each Holder in connection with such exchange or sale, without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

                  (ix) deliver to each Holder without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; the Company and the Guarantors hereby consent to the use (in accordance with law) of the Prospectus and any amendment or supplement thereto by each selling Holder in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto;

                  (x) in connection with a Shelf Registration Statement, upon the request of Holders of a majority of the aggregate principal amount of the Transfer Restricted Securities outstanding, enter into such agreements (including underwriting agreements) and make such representations and warranties and take all such other actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to any Shelf Registration Statement contemplated by this Agreement as may be reasonably requested by any Holder in connection with any sale or resale pursuant to any Shelf Registration Statement. In such connection, the Company and the Guarantors shall:

                  (A) upon request of any Holder, furnish (or in the case of paragraphs (2) and (3), use its reasonable best efforts to cause to be furnished) to each Holder, upon Consummation of the Exchange Offer or upon the effectiveness of the Shelf Registration Statement, as the case may be:

                    (1) a certificate, dated such date, signed on behalf of the
               Company and each Guarantor by (x) the President or any Vice President and (y) a principal financial or accounting officer of the Company and such Guarantor, confirming, as of the date thereof, the matters set forth in Sections 8(a)-(d) of the Purchase Agreement and such other similar matters as such Holders may reasonably request;

                    (2) an opinion, dated the date of Consummation of the
               Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, of counsel for the Company and the Guarantors covering matters customarily covered in opinions requested in similar sales of securities of underwritten offerings;

                    (3) a customary comfort letter, dated the date of
               Consummation of the Exchange Offer, or as of the date of effectiveness of the Shelf Registration Statement, as the case may be, from the Company's independent accountants, in the customary form and covering matters of the type customarily covered in comfort letters to underwriters in connection with similar underwritten offerings; and

                  (B) deliver such other documents and certificates as may be reasonably requested by the selling Holders to evidence compliance with the matters covered in clause (A) above and with any customary conditions contained in any agreement entered into by the Company and the Guarantors pursuant to this clause (xi);

                  (xi) prior to any public offering of Transfer Restricted Securities, cooperate with the selling Holders and their counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions as the selling Holders may request and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the applicable Registration Statement; provided, however, that neither the Company nor any Guarantor shall be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not now so subject;

                  (xii) in connection with any sale of Transfer Restricted Securities that will result in such securities no longer being Transfer Restricted Securities, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and to register such Transfer Restricted Securities in such denominations and such names as the selling Holders may request at least three Business Days prior to such sale of Transfer Restricted Securities;

                  (xiii) use their respective reasonable best efforts to cause the disposition of the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Transfer Restricted Securities, subject to the proviso contained in clause (xi) above;

                  (xiv) provide a CUSIP number for all Transfer Restricted Securities not later than the effective date of a Registration Statement covering such Transfer Restricted Securities and provide the Trustee under the Indenture with printed certificates for the Transfer Restricted Securities which are in a form eligible for deposit with the Depository Trust Company;

                  (xv) otherwise use their respective reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders with regard to any applicable Registration Statement, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) covering a twelve-month period beginning after the effective date of the Registration Statement (as such term is defined in paragraph (c) of Rule 158 under the Act);

                  (xvi) cause the Indenture to be qualified under the TIA not later than the effective date of the first Registration Statement required by this Agreement and, in connection therewith, cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute and use its reasonable best efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner; and

                  (xvii) to the extent not publicly available, provide promptly to each Holder, upon request, each document filed with the Commission pursuant to the requirements of Section 13 or Section 15(d) of the Exchange Act.

         (d) Restrictions on Holders. Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of the notice referred to in
Section 6(c)(iii)(C) or any notice from the Company of the existence of any fact of the kind described in Section 6(c)(iii)(D) hereof (in each case, a "SUSPENSION NOTICE"), such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the applicable Registration Statement until (i) such Holder has received copies of the supplemented or amended Prospectus contemplated by Section 6(c)(iv) hereof, or (ii) such Holder is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus (in each case, the "RECOMMENCEMENT DATE"). Each Holder receiving a Suspension Notice hereby agrees that it will either (i) destroy any Prospectuses, other than permanent file copies, then in such Holder's possession which have been replaced by the Company with more recently dated Prospectuses or (ii) deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of the Suspension Notice. The time period regarding the effectiveness of such Registration Statement set forth in Section 3 or 4 hereof, as applicable, shall be extended by a number of days equal to the number of days in the period from and including the date of delivery of the Suspension Notice to the date of delivery of the Recommencement Date.

7        REGISTRATION EXPENSES

         (a) All expenses incident to the Company's and the Guarantors' performance of or compliance with this Agreement will be borne by the Company, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses; (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing (including printing certificates for the Series B Notes to be issued in the Exchange Offer and printing of Prospectuses), messenger and delivery services and telephone; (iv) all fees and disbursements of counsel for the Company, the Guarantors and the Holders of Transfer Restricted Securities; (v) all application and filing fees in connection with listing the Series B Notes on a national securities exchange or automated quotation system pursuant to the requirements hereof; and (vi) all fees and disbursements of independent certified public accountants of the Company and the Guarantors (including the expenses of any special audit and comfort letters required by or incident to such performance).

         The Company will, in any event, bear its and the Guarantors' internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company or the Guarantors.

         (b) In connection with any Shelf Registration Statement required by this Agreement, the Company and the Guarantors will reimburse the Initial Purchaser and the Holders of Transfer Restricted Securities who are selling or reselling Series A Notes or Series B Notes pursuant to the "Plan of Distribution" contained in the Shelf Registration Statement for the reasonable fees and disbursements, which fees shall not exceed $10,000, of not more than one counsel, who shall be Latham & Watkins, unless another firm shall be chosen by the Holders of a majority in principal amount of the Transfer Restricted Securities for whose benefit such Shelf Registration Statement is being prepared.

8        INDEMNIFICATION

         (a) The Company and the Guarantors agree, jointly and severally, to indemnify and hold harmless each Holder, its directors, officers and each Person, if any, who controls such Holder (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act), from and against any and all losses, claims, damages, liabilities, judgments, (including without limitation, any legal or other expenses incurred in connection with investigating or defending any matter, including any action that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, preliminary prospectus or Prospectus (or any amendment or supplement thereto) provided by the Company to any Holder or any prospective purchaser of Series B Notes or registered Series A Notes, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by an untrue statement or omission or alleged untrue statement or omission that is based upon information relating to any of the Holders furnished in writing to the Company by any of the Holders.

         (b) Each Holder of Transfer Restricted Securities agrees, severally and not jointly, to indemnify and hold harmless the Company and the Guarantors, and their respective directors and officers, and each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company, or the Guarantors to the same extent as the foregoing indemnity from the Company and the Guarantors set forth in section (a) above, but only with reference to information relating to such Holder furnished in writing to the Company by such Holder expressly for use in any Registration Statement. In no event shall any Holder, its directors, officers or any Person who controls such Holder be liable or responsible for any amount in excess of the amount by which the total amount received by such Holder with respect to its sale of Transfer Restricted Securities pursuant to a Registration Statement exceeds (i) the amount paid by such Holder for such Transfer Restricted Securities and (ii) the amount of any damages that such Holder, its directors, officers or any Person who controls such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

         (c) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b) (the "INDEMNIFIED PARTY"), the indemnified party shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 8(a) and 8(b), a Holder shall not be required to assume the defense of such action pursuant to this Section 8(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of the Holder). Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to one separate firm of local counsel in each such jurisdiction) for all indemnified parties and all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by a majority of the Holders, in the case of the parties indemnified pursuant to Section 8(a), and by the Company and Guarantors, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with its written consent or
(ii) effected without its written consent if the settlement is entered into more than twenty business days after the indemnifying party shall have received a written request from the indemnified party for reimbursement for the reasonable fees and expenses of counsel (in any case where such fees and expenses are at the expense of the indemnifying party) and, prior to the date of such settlement, the indemnifying party shall have failed to comply with such reimbursement request. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

         (d) To the extent that the indemnification provided for in this Section 8 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors, on the one hand, and the Holders, on the other hand, from their sale of Transfer Restricted Securities or (ii) if the allocation provided by clause 8(d)(i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Company and the Guarantors, on the one hand, and of the Holder, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative fault of the Company and the Guarantors, on the one hand, and of the Holder, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or such Guarantor, on the one hand, or by the Holder, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and judgments referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of Section 8(a), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

         The Company, the Guarantors and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any matter, including any action that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this Section 8, no Holder, its directors, its officers or any Person, if any, who controls such Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total received by such Holder with respect to the sale of Transfer Restricted Securities pursuant to a Registration Statement exceeds (i) the amount paid by such Holder for such Transfer Restricted Securities and (ii) the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute pursuant to this Section 8(c) are several in proportion to the respective principal amount of Transfer Restricted Securities held by each Holder hereunder and not joint.

9        RULE 144A AND RULE 144

         The Company and each Guarantor agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding and during any period in which the Company or such Guarantor (i) is not subject to Section 13 or 15(d) of the Exchange Act, to use reasonable efforts to make available, upon request of any Holder, to such Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities designated by such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A, and (ii) is subject to Section 13 or 15(d) of the Exchange Act, to make all filings required thereby in a timely manner in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144.

10       MISCELLANEOUS

         (a) Remedies. The Company and the Guarantors acknowledge and agree that any failure by the Company and/or the Guarantors to comply with their respective obligations under Sections 3 and 4 hereof may result in material irreparable injury to the Initial Purchaser or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchaser or any Holder may obtain such relief as may be required to specifically enforce the Company's and the Guarantors' obligations under Sections 3 and 4 hereof. The Company and the Guarantors further agree to waive the defense in any action for specific performance that a remedy at law would be adequate.

         (b) No Inconsistent Agreements. Neither the Company nor any Guarantor will, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the Holders of the Company's and the Guarantors' securities under any agreement in effect on the date hereof. Neither the Company nor any Guarantor has entered or will enter into any agreement with respect to any of their securities which will grant to any Person piggy-back registration rights with respect to any Registration Statement.

         (c) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless (i) in the case of Section 5 hereof and this Section 10(c)(i), the Company has obtained the written consent of Holders of all outstanding Transfer Restricted Securities and (ii) in the case of all other provisions hereof, the Company has obtained the written consent of Holders of a majority of the outstanding principal amount of Transfer Restricted Securities (excluding Transfer Restricted Securities held by the Company or its Affiliates). Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders whose Transfer Restricted Securities are being tendered pursuant to the Exchange Offer, and that does not affect directly or indirectly the rights of other Holders whose Transfer Restricted Securities are not being tendered pursuant to such Exchange Offer, may be given by the Holders of a majority of the outstanding principal amount of Transfer Restricted Securities subject to such Exchange Offer.

         (d) Third Party Beneficiary. The Holders shall be third party beneficiaries to the agreements made hereunder between the Company and the Guarantors, on the one hand, and the Initial Purchaser, on the other hand, and shall have the right to enforce such agreements directly to the extent they may deem such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.

         (e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

                    (i) if to a Holder, at the address set forth on the records of the Registrar under the Indenture, with a copy to the Registrar under the Indenture; and

                    (ii) if to the Company or the Guarantors:

                         WCI Communities, Inc.
                         24301 Walden Center Drive
                         Suite 300
                         Bonita Springs, Florida 34134
                         Telecopier No.:  (941) 498-8277
                         Attention:  Vivien Hastings, Esq.

                           With a copy to:

                           Simpson Thacher & Bartlett
                           425 Lexington Avenue
                           New York, New York 10017
                           Telecopier No.:  (212) 455-2502
                           Attention:  John Tehan, Esq.

         All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

         Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

         (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders; provided, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Transfer Restricted Securities in violation of the terms hereof or of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Transfer Restricted Securities in any manner, whether by operation of law or otherwise, such Transfer Restricted Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Transfer Restricted Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement and, if applicable, the Purchase Agreement, and such Person shall be entitled to receive the benefits hereof.

         (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (i) Governing Law. THIS AGREEMENT AND THE RIGHTS AND DUTIES OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

         (j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         (k) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                           Very truly yours,

                                           WCI COMMUNITIES, INC.


                                           By: /s/ James P. Dietz
                                              __________________________
                                                Name: James P. Dietz
                                                Title: Senior Vice President



                                           BAY COLONY-GATEWAY, INC.



                                           By: /s/ James P. Dietz
                                              ___________________________
                                                Name: James P. Dietz
                                                Title: Senior Vice President



                                           FINANCIAL RESOURCES GROUP, INC.



                                           By: /s/ James P. Dietz
                                              ___________________________
                                                Name: James P. Dietz
                                                Title: Senior Vice President



                                           FIRST FIDELITY TITLE, INC.



                                           By: /s/ James D. Cullen
                                              ___________________________
                                                Name: James D. Cullen
                                                Title: Vice President

                                   FLORIDA LIFESTYLE MANAGEMENT COMPANY


                                   By: /s/ James D. Cullen
                                      _________________________________
                                        Name: James D. Cullen
                                        Title: Vice President



                                   LIVINGSTON NAPLES, INC.



                                   By:/s/ James D. Cullen
                                      ________________________________
                                        Name: James D. Cullen
                                        Title: Vice President



                                   LIVINGSTON ROAD, INC.



                                   By: /s/ James D. Cullen
                                      _______________________________
                                        Name: James D. Cullen
                                        Title: Vice President



                                   PANTHER DEVELOPMENTS, LLC


                                   By: /s/ James D. Cullen
                                      ______________________________
                                        Name: James D. Cullen
                                        Title: Vice President



                                   SUN CITY CENTER GOLF PROPERTIES, INC.



                                   By: /s/ James P. Dietz
                                      ______________________________
                                        Name: James P. Dietz
                                        Title: Senior Vice President

                                   SUN CITY CENTER REALTY, INC.



                                   By: /s/ James D. Cullen
                                      ______________________________
                                        Name: James D. Cullen
                                        Title: Vice President



                                   WATERMARK REALTY, INC.



                                   By: /s/ James D. Cullen
                                      ______________________________
                                        Name: James D. Cullen
                                        Title: Vice President



                                   WI ULTRACORP OF FLORIDA, INC.



                                   By: /s/ George R. Page
                                      ______________________________
                                        Name: George R. Page
                                        Title: President



                                   THE COLONY AT PELICAN LANDING GOLF CLUB, INC.



                                   By: /s/ James D. Cullen
                                      ______________________________
                                        Name: James D. Cullen
                                        Title: Vice President


                                   COMMUNITIES AMENITIES, INC.



                                   By: /s/ James D. Cullen
                                      _____________________________
                                        Name: James D. Cullen
                                        Title: Vice President

                                   COMMUNITIES HOME BUILDERS, INC.



                                   By: /s/ James D. Cullen
                                      _____________________________
                                        Name: James D. Cullen
                                        Title: Vice President



                                   GATEWAY COMMUNICATIONS SERVICES, INC.



                                   By: /s/ James D. Cullen
                                      ______________________________
                                        Name: James D. Cullen
                                        Title: Vice President



                                   JYC HOLDINGS, INC.



                                   By: /s/ James P. Dietz
                                      ______________________________
                                        Name: James P. Dietz
                                        Title: Vice President



                                   MARBELLA AT PELICAN BAY, INC.



                                   By: /s/ James D. Cullen
                                      ______________________________
                                        Name: James D. Cullen
                                        Title: Vice President



                                   PELICAN LANDING GOLF RESORT VENTURES, INC.



                                   By: /s/ James D. Cullen
                                      ______________________________
                                        Name: James D. Cullen
                                        Title: Vice President

                                   SARASOTA TOWER, INC.



                                   /s/ George R. Page
                                   --------------------------------
                                   By:
                                        Name: George R. Page
                                        Title: President



                                   TARPON COVE YACHT & RACQUET CLUB, INC.



                                   /s/ James D. Cullen
                                   --------------------------------
                                   By:
                                        Name: James D. Cullen
                                        Title: Vice President



                                   TIBURON GOLF VENTURES, INC.



                                   /s/ James D. Cullen
                                   --------------------------------
                                   By:
                                        Name: James D. Cullen
                                        Title: Vice President



                                   WATERMARK POOLS, INC.



                                   /s/ Thomas McCall
                                   --------------------------------
                                   By:
                                        Name: Thomas McCall
                                        Title: Secretary

                                   WATERMARK REALTY REFERRAL, INC.


                                   /s/ James D. Cullen
                                   --------------------------------
                                   By:
                                        Name: James D. Cullen
                                        Title: Vice President



                                   WCI COMMUNITIES PROPERTY MANAGEMENT, INC.



                                   /s/ James D. Cullen
                                   --------------------------------
                                   By:
                                        Name: James D. Cullen
                                        Title: Vice President



                                   WCI GOLF GROUP, INC.



                                   /s/ James D. Cullen
                                   --------------------------------
                                   By:
                                        Name: James D. Cullen
                                        Title: Vice President



                                   WCI REALTY, INC.



                                   /s/ James D. Cullen
                                   --------------------------------
                                   By:
                                        Name: James D. Cullen
                                        Title: Vice President



                                   BAY COLONY REALTY ASSOCIATES, INC.



                                   /s/ Vivien N. Hastings
                                   --------------------------------
                                   By:
                                        Name: Vivien N. Hastings
                                        Title: Secretary

                                   BAY COLONY OF NAPLES, INC.



                                   /s/ Vivien N. Hastings
                                   --------------------------------
                                   By:
                                        Name: Vivien N. Hastings
                                        Title: Secretary



                                   CORAL RIDGE COMMUNITIES, INC.



                                   /s/ Vivien N. Hastings
                                   --------------------------------
                                   By:
                                        Name: Vivien N. Hastings
                                        Title: Secretary



                                   CORAL RIDGE PROPERTIES, INC.



                                   /s/ Vivien N. Hastings
                                   --------------------------------
                                   By:
                                        Name: Vivien N. Hastings
                                        Title: Secretary


                                   CORAL RIDGE REALTY, INC.



                                   /s/ Vivien N. Hastings
                                   --------------------------------
                                   By:
                                        Name: Vivien N. Hastings
                                        Title: Secretary

                                   CORAL RIDGE REALTY SALES, INC.



                                   /s/ Vivien N. Hastings
                                   --------------------------------
                                   By:
                                        Name: Vivien N. Hastings
                                        Title: Secretary



                                   FLORIDA DESIGN COMMUNITIES, INC.



                                   /s/ Vivien N. Hastings
                                   --------------------------------
                                   By:
                                        Name: Vivien N. Hastings
                                        Title: Secretary



                                   FLORIDA NATIONAL PROPERTIES, INC.



                                   /s/ Steven C. Adelman
                                   --------------------------------
                                   By:
                                        Name: Steven C. Adelman
                                        Title: Treasurer



                                   GATEWAY COMMUNITIES, INC.



                                   /s/ Steven C. Adelman
                                   --------------------------------
                                   By:
                                        Name: Steven C. Adelman
                                        Title: Treasurer

                                   GATEWAY REALTY SALES, INC.



                                   By:  /s/ Vivien N. Hastings
                                        ----------------------------
                                        Name:  Vivien N. Hastings
                                        Title: Secretary



                                   HERON BAY, INC.



                                   By:  /s/ Vivien N. Hastings
                                        ----------------------------
                                        Name:  Vivien N. Hastings
                                        Title: Secretary



                                   HERON BAY GOLF COURSE PROPERTIES, INC.



                                   By:  /s/ Vivien N. Hastings
                                        ----------------------------
                                        Name:  Vivien N. Hastings
                                        Title: Secretary



                                   PELICAN BAY PROPERTIES, INC.



                                   By:  /s/ Vivien N. Hastings
                                        ----------------------------
                                        Name:  Vivien N. Hastings
                                        Title: Secretary

                                   PELICAN LANDING COMMUNITIES, INC.



                                   By:  /s/ Vivien N. Hastings
                                        ----------------------------
                                        Name:  Vivien N. Hastings
                                        Title: Secretary



                                   PELICAN LANDING PROPERTIES, INC.



                                   By:  /s/ Vivien N. Hastings
                                        ----------------------------
                                        Name:  Vivien N. Hastings
                                        Title: Secretary



                                   PELICAN MARSH PROPERTIES, INC.



                                   By:  /s/ Vivien N. Hastings
                                        ----------------------------
                                        Name:  Vivien N. Hastings
                                        Title: Secretary



                                   TARPON COVE REALTY, INC.



                                   By:  /s/ Vivien N. Hastings
                                        ----------------------------
                                        Name:  Vivien N. Hastings
                                        Title: Secretary

                                   WCI HOMES, INC.



                                   By:  /s/ Armando J. Goenaga
                                        ----------------------------
                                        Name:  Armando J. Goenaga
                                        Title: Vice President



                                   COMMUNITIES FINANCE COMPANY, LLC



                                   By:  /s/ James P. Dietz
                                        ----------------------------
                                        Name:  James P. Dietz
                                        Title: Vice President



                                   WCI CAPITAL CORPORATION


                                   By:  /s/ James D. Cullen
                                        ----------------------------
                                        Name:  James D. Cullen
                                        Title: Vice President

By: UBS WARBURG LLC
   ------------------------------------
   Name:
   Title:

                                    EXHIBIT A

                               NOTICE OF FILING OF
                    A/B EXCHANGE OFFER REGISTRATION STATEMENT

To:      UBS WARBURG LLC
         299 Park Avenue
         New York, New York  10171
         Attention:
         Fax: (212) [821-6136]

From:    WCI Communities, Inc.
         10 5/8% Senior Subordinated Notes due 2011

Date:    ___, 200_

         For your information only (NO ACTION REQUIRED):

         Today, ______, 200_, we filed [an A/B Exchange Registration Statement/a Shelf Registration Statement] with the Securities and Exchange Commission. We currently expect this registration statement to be declared effective within __ business days of the date hereof.


                                      A-1